Exhibit 99.1
Investor Relations Contact
Steve Day
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Delivers Record Q1 Results
•Record Q1 Operating Cash Flows of $2.48 billion
•Reaffirms FY2025 Targets
•Previews Customer-Focused Strategy Ahead of Its Investor Meeting at Adobe Summit

SAN JOSE, Calif. – March 12, 2025 – Adobe (Nasdaq:ADBE) today reported financial results for its first quarter fiscal year 2025 ended Feb. 28, 2025, reaffirming its FY2025 targets, and previewed its customer-focused strategy ahead of Adobe’s Investor Meeting next week at Adobe Summit.
“Adobe’s success over the next decade will be driven by customer-focused innovation and new offerings for creators, marketing professionals, business professionals and consumers,” said Shantanu Narayen, chair and CEO, Adobe. “Adobe is well-positioned to capitalize on the acceleration of the creative economy driven by AI and we are reaffirming our FY2025 financial targets.”
“Our continued innovation and diversified go-to-market strategy drove a record Q1, with new AI-first standalone and add-on innovations exiting the quarter with over $125 million ending ARR book of business,” said Dan Durn, executive vice president and CFO, Adobe. “Our customer- focused strategy, leading product portfolio and strong cash flow position us for sustainable long-term growth and increased market share.”
First Quarter Fiscal Year 2025 Financial Highlights
•Adobe achieved record revenue of $5.71 billion in its first quarter of fiscal year 2025, which represents 10 percent year-over-year growth, or 11 percent in constant currency. Diluted earnings per share was $4.14 on a GAAP basis and $5.08 on a non-GAAP basis.
•GAAP operating income in the first quarter was $2.16 billion and non-GAAP operating income was $2.72 billion. GAAP net income was $1.81 billion and non-GAAP net income was $2.22 billion.
•Cash flows from operations were $2.48 billion.
•Exiting the quarter, Remaining Performance Obligations (“RPO”) were $19.69 billion, and Current Remaining Performance Obligations (“cRPO”) were 67 percent.
•Adobe repurchased approximately 7.0 million shares during the quarter.
First Quarter Fiscal Year 2025 Business Segment Highlights
•Digital Media segment revenue was $4.23 billion, which represents 11 percent year-over-year growth, or 12 percent in constant currency. Digital Media Annualized Recurring Revenue (“ARR”) exiting the quarter was $17.63 billion, representing 12.6 percent year-over-year growth.
•Digital Experience segment revenue was $1.41 billion, representing 10 percent year-over-year growth as reported and in constant currency. Digital Experience subscription revenue was $1.30 billion, representing 11 percent year-over-year growth as reported and in constant currency.

Supplemental Disclosure for Customer Groups
Adobe will now disclose subscription revenue by both “Business Professionals and Consumers” and “Creative and Marketing Professionals” to provide additional insight. Business Professionals and Consumers Group will consist of all subscription revenue from Document Cloud, Acrobat subscription revenue in Creative Cloud, and Adobe Express subscription revenue in Creative Cloud, all of which are part of Digital Media. Creative and Marketing Professionals Group will consist of all subscription revenue from Digital Experience as well as all of the remaining subscription revenue from Creative Cloud in Digital Media.
•Business Professionals and Consumers Group subscription revenue was $1.53 billion, which represents 15 percent year-over-year growth.
•Creative and Marketing Professionals Group subscription revenue was $3.92 billion, which represents 10 percent year-over-year growth.
Financial Targets
The following table summarizes Adobe’s second quarter fiscal year 2025 targets1:

Total revenue	$5.77 billion to $5.82 billion
Digital Media segment revenue	$4.27 billion to $4.30 billion
Digital Experience segment revenue	$1.43 billion to $1.45 billion
Digital Experience subscription revenue	$1.315 billion to $1.325 billion
Earnings per share	GAAP: $3.80 to $3.85	Non-GAAP: $4.95 to $5.00
1Targets assume non-GAAP operating margin of ~45 percent, non-GAAP tax rate of ~18.5 percent and diluted share count of ~432 million for second quarter fiscal year 2025.
The following table summarizes Adobe’s fiscal year 2025 targets, which assumes current macroeconomic conditions2:

Total revenue	$23.30 billion to $23.55 billion
Digital Media segment revenue	$17.25 billion to $17.40 billion
Digital Media ending ARR growth	11.0% year over year
Digital Experience segment revenue	$5.80 billion to $5.90 billion
Digital Experience subscription revenue	$5.375 billion to $5.425 billion
Earnings per share	GAAP: $15.80 to $16.10	Non-GAAP: $20.20 to $20.50
2Targets assume non-GAAP operating margin of ~46 percent, non-GAAP tax rate of ~18.5 percent and diluted share count of ~433 million for fiscal year 2025.
Adobe to Host Conference Call
Adobe will webcast its first quarter fiscal year 2025 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: http://www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s Investor Relations Website in advance of the conference call for reference.
Adobe to Host Investor Meeting at Adobe Summit 2025
Adobe will host its Investor Meeting with financial analysts and investors on Tuesday, March 18, 2025 at 2:00 p.m. Pacific Time at Adobe Summit in Las Vegas, Nevada. Adobe’s executive team will provide updates on Adobe’s strategy, innovation roadmap, market opportunity and financials. The event will be streamed live on the Adobe Investor Relations Website. Following the event, a recording and related materials will be available on the site.
Forward-Looking Statements, Non-GAAP and Other Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to our business, strategy, artificial intelligence and innovation momentum; our market opportunity and future growth; market trends; current macroeconomic conditions; fluctuations in foreign currency exchange rates; strategic investments; customer success and groups; revenue; operating margin; annualized recurring revenue; tax rate; earnings per share; and share count. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; issues relating to development and use of AI; failure to realize the anticipated benefits of investments or acquisitions; failure to compete effectively; damage to our reputation or brands; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic conditions; failure to recruit and retain key personnel; complex sales cycles; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; litigation, regulatory inquiries and intellectual property infringement claims; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates; impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed.
Undue reliance should not be placed on the financial information set forth in this press release, which reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our fiscal quarter ended Feb. 28, 2025, which Adobe expects to file in March 2025. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets and a statement regarding use of non-GAAP financial information are provided at the end of this press release and on Adobe’s investor relations website.
About Adobe
Adobe is changing the world through personalized digital experiences. For more information, visit www.adobe.com.
###
©2025 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended
	February 28, 2025	March 1, 2024
Revenue:
Subscription	$5,483	$4,916
Product	95	119
Services and other	136	147
Total revenue	5,714	5,182

Cost of revenue:
Subscription	490	455
Product	6	5
Services and other	126	130
Total cost of revenue	622	590

Gross profit	5,092	4,592

Operating expenses:
Research and development	1,026	939
Sales and marketing	1,495	1,352
General and administrative	367	352
Acquisition termination fee	—	1,000
Amortization of intangibles	41	42
Total operating expenses	2,929	3,685

Operating income	2,163	907

Non-operating income (expense):
Interest expense	(62)	(27)
Investment gains (losses), net	6	18
Other income (expense), net	75	70
Total non-operating income (expense), net	19	61
Income before income taxes	2,182	968
Provision for income taxes	371	348
Net income	$1,811	$620
Basic net income per share	$4.15	$1.37
Shares used to compute basic net income per share	436	453
Diluted net income per share	$4.14	$1.36
Shares used to compute diluted net income per share	438	456

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	February 28, 2025	November 29, 2024
ASSETS

Current assets:
Cash and cash equivalents	$6,758	$7,613
Short-term investments	677	273
Trade receivables, net of allowances for doubtful accounts of $15 and $14, respectively	1,973	2,072
Prepaid expenses and other current assets	1,447	1,274
Total current assets	10,855	11,232

Property and equipment, net	1,893	1,936
Operating lease right-of-use assets, net	266	281
Goodwill	12,777	12,788
Other intangibles, net	706	782
Deferred income taxes	1,820	1,657
Other assets	1,638	1,554
Total assets	$29,955	$30,230

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$326	$361
Accrued expenses and other current liabilities	1,951	2,336
Debt	—	1,499
Deferred revenue	6,347	6,131
Income taxes payable	465	119
Operating lease liabilities	74	75
Total current liabilities	9,163	10,521

Long-term liabilities:
Debt	6,155	4,129
Deferred revenue	143	128
Income taxes payable	567	548
Operating lease liabilities	334	353
Other liabilities	498	446
Total liabilities	16,860	16,125

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	13,894	13,419
Retained earnings	40,186	38,470
Accumulated other comprehensive income (loss)	(158)	(201)
Treasury stock, at cost	(40,827)	(37,583)
Total stockholders’ equity	13,095	14,105
Total liabilities and stockholders’ equity	$29,955	$30,230

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	February 28, 2025	March 1, 2024
Cash flows from operating activities:
Net income	$1,811	$620
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	217	212
Stock-based compensation	475	451
Other non-cash adjustments	(152)	(110)
Changes in deferred revenue	231	160
Changes in other operating assets and liabilities	(100)	(159)
Net cash provided by operating activities	2,482	1,174

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	(401)	139
Purchases of property and equipment	(26)	(37)
Purchases and sales of long-term investments, intangibles and other assets, net	(57)	(36)
Net cash provided by (used for) investing activities	(484)	66

Cash flows from financing activities:
Repurchases of common stock	(3,250)	(2,000)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(63)	(125)
Proceeds from issuance of debt	1,997	—
Repayment of debt	(1,500)	—
Other financing activities, net	(25)	(3)
Net cash used for financing activities	(2,841)	(2,128)
Effect of exchange rate changes on cash and cash equivalents	(12)	1
Net change in cash and cash equivalents	(855)	(887)
Cash and cash equivalents at beginning of period	7,613	7,141
Cash and cash equivalents at end of period	$6,758	$6,254

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended
	February 28, 2025	March 1, 2024	November 29, 2024
Operating income:

GAAP operating income	$2,163	$907	$1,957
Stock-based and deferred compensation expense	469	469	455
Amortization of intangibles	83	83	84
Acquisition-related expenses (1)	—	1,007	—
Loss contingency (reversal) (2)	—	1	—
Lease-related asset impairments and other charges (3)	—	—	100
Non-GAAP operating income	$2,715	$2,467	$2,596

Net income:

GAAP net income	$1,811	$620	$1,683
Stock-based and deferred compensation expense	469	469	455
Amortization of intangibles	83	83	84
Acquisition-related expenses (1)	—	1,007	—
Loss contingency (reversal) (2)	—	1	—
Lease-related asset impairments and other charges (3)	—	—	100
Investment (gains) losses, net	(6)	(18)	(14)
Income tax adjustments	(133)	(116)	(176)
Non-GAAP net income	$2,224	$2,046	$2,132

Diluted net income per share:

GAAP diluted net income per share	$4.14	$1.36	$3.79
Stock-based and deferred compensation expense	1.07	1.03	1.03
Amortization of intangibles	0.19	0.18	0.19
Acquisition-related expenses (1)	—	2.21	—
Lease-related asset impairments and other charges (3)	—	—	0.23
Investment (gains) losses, net	(0.01)	(0.04)	(0.03)
Income tax adjustments	(0.31)	(0.26)	(0.40)
Non-GAAP diluted net income per share	$5.08	$4.48	$4.81

Shares used to compute diluted net income per share	438	456	443
(1) Associated with the Figma transaction, and includes deal costs, certain professional fees and the termination fee
(2) Associated with an IP litigation matter
(3) Associated with the optimization of our leased facilities, and primarily includes impairment charges related to certain operating lease right-of-use assets and leasehold improvements

Non-GAAP Results (continued)
The following table shows Adobe’s first quarter fiscal year 2025 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

First Quarter Fiscal 2025
Effective income tax rate:

GAAP effective income tax rate	17.0%
Income tax adjustments	3.5
Stock-based and deferred compensation expense	(1.7)
Amortization of intangibles	(0.3)
Non-GAAP effective income tax rate (4)	18.5%
(4) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025
Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions
The following tables show Adobe's second quarter fiscal year 2025 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	Second Quarter Fiscal 2025
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$3.80	$3.85
Stock-based and deferred compensation expense	1.16	1.16
Amortization of intangibles	0.19	0.19
Income tax adjustments	(0.20)	(0.20)
Non-GAAP diluted net income per share	$4.95	$5.00

Shares used to compute diluted net income per share	432	432

Second Quarter Fiscal 2025
Operating margin:

GAAP operating margin	35.0%
Stock-based and deferred compensation expense	8.6
Amortization of intangibles	1.4
Non-GAAP operating margin	45.0%

Second Quarter Fiscal 2025
Effective income tax rate:

GAAP effective income tax rate	19.5%
Stock-based and deferred compensation expense	(1.7)
Amortization of intangibles	(0.3)
Income tax adjustments	1.0
Non-GAAP effective income tax rate (4)	18.5%
(4) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025

Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions (continued)
The following tables show Adobe's annual fiscal year 2025 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	Fiscal Year 2025
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$15.80	$16.10
Stock-based and deferred compensation expense	4.69	4.69
Amortization of intangibles	0.71	0.71
Income tax adjustments	(1.00)	(1.00)
Non-GAAP diluted net income per share	$20.20	$20.50

Shares used to compute diluted net income per share	433	433

Fiscal Year 2025
Operating margin:

GAAP operating margin	36.0%
Stock-based and deferred compensation expense	8.7
Amortization of intangibles	1.3
Non-GAAP operating margin	46.0%
Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate Adobe’s operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, income tax adjustments and other items that are not considered part of Adobe’s ongoing operations, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.